UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2017

Eastern Virginia Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-23565	54-1866052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Nuckols Road, Suite 325, Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 443-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On April 5, 2017, Eastern Virginia Bankshares, Inc. (“EVBS”) and Southern National Bancorp of Virginia, Inc. (“SONA”) entered into an Amendment No. 2 (the “Amendment”) to the Agreement and Plan of Merger, dated December 13, 2016, as amended by that certain Amendment No. 1 to Agreement and Plan of Merger, dated as of March 8, 2017 (the “Merger Agreement”), by and between SONA and EVBS whereby EVBS will merge with and into SONA, with SONA as the surviving corporation (the “Merger”).

The Amendment further amends the Merger Agreement to remove all provisions thereof related to the creation and issuance of non-voting common stock of the Continuing Corporation (as defined in the Merger Agreement), par value $0.01 per share (the “Continuing Corporation Non-Voting Common Stock”), including the requirement to obtain the approval of the SONA stockholders of an amendment to the Articles of Incorporation of SONA to authorize the Continuing Corporation Non-Voting Common Stock. Pursuant to the Merger Agreement as amended by the Amendment, holders of shares of EVBS Non-Voting Mandatorily Convertible Non-Cumulative Preferred Stock, Series B (the “EVBS Series B Preferred Stock”) will receive 0.6313 shares of SONA common stock for each share of EVBS Series B Preferred Stock held immediately prior to the effective date of the Merger, and no longer have the option to elect to receive in certain circumstances shares of Continuing Corporation Non-Voting Common Stock.

Other than as described herein, the Amendment does not amend any other material provision of the Merger Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 to this report and is incorporated herein by reference.

The Merger Agreement and the Amendment should not be read alone, but should instead be read in conjunction with the other information regarding SONA, EVBS, their respective affiliates or their respective businesses, the Merger Agreement, the Amendment and the Merger that will be contained in, or incorporated by reference into, the registration statement of SONA on Form S-4 that will include a joint proxy statement of SONA and EVBS and a prospectus of SONA, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that each of SONA and EVBS make with the Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements

The information presented herein contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding EVBS’s and SONA’s expectations or predictions regarding the Merger. These forward-looking statements are based on the current beliefs and expectations of the management of EVBS or SONA and are inherently subject to significant business, economic, and competitive uncertainties and contingencies, many of which are beyond their control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the expectations or predictions discussed or implied in these forward-looking statements. Forward-looking statements may be identified by words such as “may,” “could,” “will,” “expect,” “believe,” “anticipate,” “forecast,” “intend,” “plan,” “prospects,” “estimate,” “potential,” or by variations of such words or by similar expressions. Forward-looking statements in this report (including in the exhibits hereto) may include, but are not limited to, statements about the timing of the Merger and certain regulatory approvals related to the Merger. Forward-looking statements speak only as of the date they are made and EVBS and SONA assume no duty to update forward-looking statements.

In addition to factors previously disclosed in EVBS’s and SONA’s reports filed with the SEC and those identified elsewhere in this report, the following factors, among others, could cause actual results to differ materially from the results expressed in or implied by forward-looking statements and historical performance: ability to meet closing conditions to the transaction; delays in closing the transaction; changes in asset quality and credit risk; changes in interest rates and capital markets; the introduction, timing and success of business initiatives; competitive conditions; and the inability to recognize cost savings or revenues or to implement integration plans associated with the transaction.

Additional Information About the Merger and Where to Find It

Investors are urged to review carefully and consider all public filings by EVBS and SONA with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Quarterly Reports on Form 10-Q, and their Current Reports on Form 8-K.  The documents filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.  The documents filed by EVBS with the SEC may also be obtained free of charge at EVBS’s website at www.evb.org or by requesting them in writing to Eastern Virginia Bankshares, Inc., 10900 Nuckols Road, Suite 325, Glen Allen, Virginia 23060, Attention: Investor Relations.  The documents filed by SONA with the SEC may also be obtained free of charge at SONA’s website at www.sonabank.com or by requesting them in writing to Southern National Bancorp of Virginia, Inc., 6830 Old Dominion Drive, McLean, Virginia 22101, Attention: Investor Relations.

In connection with the proposed transaction, SONA intends to file a registration statement on Form S-4 with the SEC which will include a joint proxy statement of SONA and EVBS and a prospectus of SONA.  A definitive joint proxy statement/prospectus will be sent to the shareholders of each company seeking the required shareholder approvals. This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  Before making any voting or investment decision, investors and security holders of SONA and EVBS are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction.  Free copies of these documents may be obtained as described above.

EVBS, SONA and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from EVBS and SONA shareholders in connection with the proposed transaction.  Information about the directors and officers of EVBS and their ownership of EVBS common stock is set forth in the definitive proxy statement for EVBS’s 2016 annual meeting of shareholders, as previously filed with the SEC on April 21, 2016.  Information about the directors and officers of SONA and their ownership of SONA common stock is set forth in the definitive proxy statement for SONA’s 2016 annual meeting of shareholders, as previously filed with the SEC on March 21, 2016.  Investors may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus when they become available.  Free copies of these documents may be obtained as described above.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
2.1	Amendment No. 2 to Agreement and Plan of Merger, dated as of April 5, 2017, by and between Southern National Bancorp of Virginia, Inc. and Eastern Virginia Bankshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN VIRGINIA BANKSHARES, INC.
(Registrant)

Date: April 5, 2017	By:	/s/ Joe A. Shearin
	Name:	Joe A. Shearin
	Title:	President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description

2.1	Amendment No. 2 to Agreement and Plan of Merger, dated as of April 5, 2017, by and between Southern National Bancorp of Virginia, Inc. and Eastern Virginia Bankshares, Inc.